                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event report): February 20, 2004

                            TIME WARNER TELECOM INC.
             (Exact name of registrant as specified in its charter)


Delaware                                0-30218                       84-1500624
(State or other jurisdiction    (Commission file number)        (I.R.S. Employer
of incorporation)                                         Identification Number)



               10475 Park Meadows Drive Littleton, Colorado 80124
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (303) 566-1000

                                       N/A

          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


    (c)  Exhibits.

         Exhibit 99.1 Press release issued February 20, 2004 by Time Warner Telecom Inc.

ITEM 9.  REGULATION FD DISCLOSURE.

On February 20, 2004, Time Warner Telecom Inc. issued a press release regarding the completion of its offering of $440 million of second priority senior secured floating rate notes and senior notes. A copy of the press release is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TIME WARNER TELECOM INC.

                                             By: /s/  Tina Davis
                                                --------------------------------
                                                Name:  Tina Davis
                                                Title: Vice President and Deputy
                                                       General Counsel

Dated:  February 20, 2004


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                                  EXHIBIT INDEX


Exhibit No.       Description of the Exhibit
-----------       --------------------------
99.1              Press release issued February 20, 2004 by Time Warner Telecom Inc.


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